APROPOS/Q2 2005 RESULTS
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[APROPOS LOGO]



TUESDAY, JULY 26, 2005

APROPOS CONTACT                      APROPOS INVESTORS RELATIONS CONTACT
Frank Leonard                        Leslie Loyet
Apropos Technology                   Financial Relations Board
Phone: (630) 472-9600 ext. 7724      Phone: (312) 640-6672
E-mail: frank.leonard@apropos.com    E-mail: lloyet@financialrelationsboard.com
        -------------------------            ----------------------------------


                           APROPOS TECHNOLOGY REPORTS
                             SECOND QUARTER RESULTS

OAKBROOK TERRACE, IL - JULY 26, 2005 -- Apropos Technology (Nasdaq: APRS), a leading provider of real time multi-channel interaction management solutions, today reported revenues of $4.5 million for the second quarter ended June 30, 2005 compared to $5.0 million for the second quarter ended June 30, 2004. Revenues for the six months ended June 30, 2005 were $8.7 million compared to $10.1 million for the six months ended June 30, 2004.

Net loss for the three months ended June 30, 2005, was $229,000, or loss of $0.01 per share, which includes a restructuring credit of $187,000, or $0.01 per share. This restructuring credit is due to the successful sublet of vacated space at the corporate headquarters. Net income for the comparable three months ended June 30, 2004, was $109,000, or income of $0.01 per share, which includes restructuring and other charges of $88,000.or $0.00 per share. Net loss for the six months ended June 30, 2005, was $740,000, or a loss of $0.04 per share, which includes a restructuring credit of $187,000, or $0.01 per share. Net income for the comparable six months ended June 30, 2004, was $124,000, or income of $0.01 per share, which includes restructuring and other charges of $456,000, or $0.03 per share.

"This was a challenging quarter for the Company despite gaining traction with new customers," stated Ken Barwick, Board member and acting CEO. "We believe the Company has a very solid product offering that is competitive in the marketplace. In addition, the Company continues to maintain a very strong balance sheet and referencable customer base. My focus will be on driving process improvements, continuing to meet product deadlines, and maintaining our high level of customer satisfaction."

"The Company continues to closely monitor its operating activities, using cash from operations during the second quarter of approximately $220,000. The Company's cash and investment balances decreased from the prior quarter by $167,000 to $41.1 million at June 30, 2005. With the current quarter results,

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                                                         APROPOS/Q2 2005 RESULTS
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the Company has reported quarterly increases in their cash and investment balances six of the last seven quarters. "

During the second quarter, the Company received new and add-on customer orders from BMC Company, British Plaster Board, eBay Inc., Jacobs Engineering, and Wolseley. In addition, the Company entered into six new alliance partner agreements during the quarter.

A conference call will be conducted by the Company at 5:00 p.m. Eastern Time
(ET) on Tuesday, July 26. The conference call will be available to all interested parties over the Internet. To listen to the call on the Internet, go to www.apropos.com or www.earnings.com at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call at www.apropos.com, www.earnings.com or by dialing 888-203-1112 or 719-457-0820 (international) and providing access code 5408323. The replay will be available by phone through August 2, and over the Internet for 30 days.

ABOUT APROPOS TECHNOLOGY

Apropos Technology, Inc. (Nasdaq: APRS) develops communications management solutions for contact center operations and customer experience management. Apropos solutions are largely used in customer service and support applications for technical products and credit union member contact centers. Apropos solutions integrate with existing systems to provide multi-channel interaction management and a single, universal queuing system. Organizations rely on Apropos to differentiate, prioritize and intelligently route customers to the right agent across voice, voicemail, e-mail, web chat, VoIP, and fax communications. Founded in 1989, the company serves over 300 clients worldwide from its corporate headquarters in Oakbrook Terrace, Ill., and from its European headquarters in the United Kingdom. Additional information about Apropos and its solutions can be found at www.apropos.com.



Apropos Technology statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, including statements regarding Apropos Technology's expectations, anticipations, goals, beliefs, targets, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding business model, product introduction and acceptance, future sales, sales growth and sales channels, profitability and results of operations, gross margins, operating expenses and financial stability. These forward-looking statements are subject to various risks and uncertainties as more fully set forth under the caption "Risk Factors Associated with Apropos' Business and Future Operating Results" in Apropos Technology's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. Apropos Technology's actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements; Apropos Technology makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.

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                                                         APROPOS/Q2 2005 RESULTS
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
                                 APROPOS TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                 THREE MONTHS ENDED      SIX MONTHS ENDED
                                                       JUNE 30                 JUNE 30
                                                   2005       2004        2005        2004
 REVENUE                                       (Unaudited) (Unaudited) (Unaudited) (Unaudited)
    Software licenses                           $  1,358    $  1,638    $  2,458    $  3,625
    Services and other                             3,095       3,330       6,210       6,503
                                                --------------------------------------------
 TOTAL REVENUE                                     4,453       4,968       8,668      10,128
                                                --------------------------------------------

 COST OF GOODS AND SERVICES
    Cost of software                                  61         116          96         287
    Cost of services and other                       995       1,020       2,072       1,871
                                                --------------------------------------------
TOTAL COST OF GOODS AND SERVICES                   1,056       1,136       2,168       2,158
                                                --------------------------------------------

GROSS MARGIN                                       3,397       3,832       6,500       7,970

OPERATING EXPENSES
    Sales and marketing                            1,755       1,760       3,493       3,433
    Research and development                       1,160       1,032       2,256       2,084
    General and administrative                     1,176         946       2,183       2,043
    Restructuring and other charges
    (credit)                                        (187)         88        (187)        456
                                                --------------------------------------------
 TOTAL OPERATING EXPENSES                          3,904       3,826       7,745       8,016
                                                --------------------------------------------

 INCOME (LOSS) FROM OPERATIONS                      (507)          6      (1,245)        (46)

 OTHER INCOME (EXPENSE)
    Interest income                                  287         107         527         203
    Other income (expense), net                       (9)         (4)        (22)        (33)
                                                --------------------------------------------
 TOTAL OTHER INCOME                                  278         103         505         170
                                                --------------------------------------------

 NET INCOME (LOSS)                              $   (229)   $    109    $   (740)   $    124
                                                ============================================

 NET INCOME (LOSS) PER SHARE
     Basic                                      $  (0.01)   $   0.01    $  (0.04)   $   0.01
     Diluted                                           *    $   0.01           *    $   0.01

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING
     Basic                                        17,878      17,273      17,834      17,188
     Diluted                                           *      18,614           *      18,575

* Diluted weighted-average number of shares outstanding for 2005 are not shown as the effect would be anti-dilutive.



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                                                         APROPOS/Q2 2005 RESULTS
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                            APROPOS TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                JUNE 30     DECEMBER 31
                                                  2005         2004
                                               ------------------------
ASSETS                                        (Unaudited)
Current assets:
   Cash and cash equivalents                   $  24,045    $  12,291
   Short-term investments                         17,027       28,867
   Accounts receivable, net                        2,637        3,155
   Inventory                                          43           34
   Prepaid expenses and other current assets         407          355
                                               ------------------------

TOTAL CURRENT ASSETS                              44,159       44,702

Equipment, net                                       533          565
Other assets                                          28           21
                                               ------------------------

TOTAL ASSETS                                   $  44,720    $  45,288
                                               ========================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                            $     444    $     155
   Accrued expenses                                1,421        1,854
   Deferred revenues                               3,592        3,403
   Other current liabilities                         809          856
                                                -----------------------

TOTAL CURRENT LIABILITIES                          6,266        6,268

 ACCRUED RESTRUCTURING, LESS CURRENT PORTION          __          245

SHAREHOLDERS' EQUITY
   Common shares                                     179          176
   Additional paid-in capital                    103,571      103,155
   Accumulated deficit                           (65,296)     (64,556)
                                               ------------------------

TOTAL SHAREHOLDERS' EQUITY                        38,454       38,775
                                               ------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  44,720    $  45,288
                                               ========================



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